UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): February 12, 2001
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                                iVoice.com, Inc.
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             (Exact name of registrant as specified in its chapter)

Delaware                            000-29341                         52-1750786
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(State of                          (Commission                  (I.R.S. Employer
organization)                      File Number)              Identification No.)

     750 Highway 34, Matawan, NJ                                           07747
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (732) 441-7700
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      c) Exhibits

           16.1    Letter from Merdinger, Fruchter, Rosen & Corso

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             iVoice.com, Inc,
                                               (Registrant)


Date: February 27, 2001                By: /s/ Jerome R. Mahoney
                                           -------------------------------------
                                           Jerome R. Mahoney
                                           President and Chief Executive Officer